SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  APRIL 8, 1998



                           STILLWATER MINING COMPANY
            (Exact name of registrant as specified in its charter)



           DELAWARE                 0-25090              81-0480654
 (State or other jurisdiction     (Commission           (IRS Employee
       of incorporation)         File Number)        Identification No.)



  717 SEVENTEENTH STREET, SUITE 1480, DENVER, COLORADO      80202
      (Address of principal executive offices)           (Zip Code)


                                (303) 978-2525
              Registrant's telephone number, including area code



          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER.

      This report is being filed to correct disclosure in the Company's Proxy Statement for its 1997 Annual Meeting of Stockholders, mailed to stockholders of the Company on or about April 8, 1998.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company to the Company's chief executive officer and the other executive officer whose individual salary and bonus exceeded $100,000 during 1997 and two individuals who served as executive officers during 1997 but were not serving as executive officers at the end of the fiscal year (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                   ANNUAL COMPENSATION                COMPENSATION AWARDS
                                         ---------------------------------------  ---------------------------
                                                                       OTHER
                                                                      ANNUAL       RESTRICTED     SECURITIES
                                                                      COMPEN-         STOCK       UNDERLYING       ALL OTHER
                                          SALARY        BONUS         SATION         AWARDS        OPTIONS          COMPEN-
 NAME AND PRINCIPAL POSITION     YEAR       ($)          ($)            ($)            ($)           (#)         SATION ($)(1)
------------------------------  -------  ---------  -------------  -------------  -------------  ------------  -----------------
William E. Nettles (2)           1997      177,632      80,000       $66,810 (3)         --        100,000             633
Chairman and Chief
Executive Officer

John E. Andrews                  1997      151,731      12,720            --         20,125 (4)      8,500           9,828 (5)
President and Chief              1996      151,154          --            --             --          8,500           9,882
Operating Officer                1995      150,000      15,000            --             --          8,000          10,044

Charles R. Engles (6)            1997       28,125          --            --         42,000 (4)     22,000         440,928 (5)(7)
Former Chief                     1996      195,000          --            --             --         20,000          12,847
Executive Officer                1995      195,000      36,758            --             --         18,500          13,057

R. Daniel Williams (8)           1997      135,000          --            --         11,375 (4)      6,500         187,569 (5)(9)
Former Vice President and        1996      123,231          --            --             --          6,500           6,669
Chief Financial Officer          1995       50,000      15,000            --             --         30,000          44,583

--------------------

(1) Amounts include life insurance premium payments during 1997 of: $633 for Mr. Nettles; $828 for Mr. Andrews; $449 for Mr. Engles; and $662 for Mr. Williams.
(2) Mr. Nettles was elected an executive officer and a director of the Company in August 1997. The 1997 compensation amounts represent compensation paid for August through December 1997.
(3)  Amount includes $51,810 for moving expenses reimbursed in 1997.
(4) Shares of restricted stock were awarded in January 1997 to executives in lieu of bonuses for 1996 and salary increases for 1997 as follows: 1,150 shares to Mr. Andrews; 2,400 shares to Mr. Engles and 650 shares to Mr. Williams. Restrictions on such shares lapse 50% after one year and the remainder after two years. As of December 31, 1997, restricted stock holdings were as follows: Mr. Andrews - 1,150 shares valued at $19,263; Mr. Engles - 32,400 shares valued at $542,700; and Mr. Williams - 650 shares valued at $10,888.
(5) Amounts include 401(k) contributions made by the Company of: $9,000 for Mr. Andrews; $9,600 for Mr. Engles; and $7,200 for Mr. Williams.
(6)  Mr. Engles resigned as an executive officer and a director in February
     1997.
(7)  Amount includes $430,879 in severance payments.
(8)  Mr. Williams resigned as an executive officer in October 1997.
(9)  Amount includes $179,707 in severance payments.


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


OPTION VALUES

   The following table sets forth information with respect to the Named Executive Officers concerning option exercises during 1997, the value realized upon exercise and the number and value of unexercised options held as of December 31, 1997.

                           FISCAL YEAR END OPTION VALUES

                                 SHARES                            NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                ACQUIRED          VALUE           UNDERLYING UNEXERCISED              IN-THE-MONEY OPTIONS
                                   ON            REALIZED           OPTIONS AT 12/31/97                    AT 12/31/97
          NAME                EXERCISE (#)         ($)           EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE($)(1)
------------------------     --------------    ------------    -----------------------------    ---------------------------------
William E. Nettles                 --               --                   0/100,000                             0/0
John E. Andrews                    --               --                 91,500/8,500                         816,000/0
Charles R. Engles                65,000         1,208,681                145,500/0                          924,800/0
R. Daniel Williams                 --               --                 36,500/6,500                            0/0

------------------

(1) Amounts shown in this column represent the market value of the underlying Common Stock at December 31, 1997 of $16.75 per share less the exercise price. The actual value, if any, an executive officer may realize will depend upon the amount by which the market price of the Common Stock exceeds the exercise price when the options are exercised.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STILLWATER MINING COMPANY
                                    (Registrant)


Date:  April 21, 1998               By:    /S/WILLIAM E. NETTLES
                                       ----------------------------------------
                                    Name:  William E. Nettles
                                    Title: Chief Executive Officer


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